DATE: June 3, 2021

XENIA HOTELS & RESORTS PROVIDES BUSINESS UPDATE

Orlando, FL – June 3, 2021 - Xenia Hotels & Resorts, Inc. (NYSE: XHR) (“Xenia” or the “Company”) today provided an update on its operations and balance sheet.

Operations Update

•Hotel Status: All 35 of the Company’s hotels and resorts are open and operating, as Hyatt Regency Portland at the Oregon Convention Center recommenced operations on May 24, 2021.

•Recent Performance: Preliminary approximate results for May 2021 for the Company’s Same-Property 34-hotel portfolio were as follows: 50% occupancy, $216 average daily rate, $108 RevPAR. April 2021 Same-Property portfolio results were as follows: 48.9% occupancy, $216.04 average daily rate, $105.67 RevPAR.

•Profitability: As stated on the Company’s last quarterly earnings call, the Company achieved positive monthly Adjusted EBITDAre and Adjusted FFO during March 2021 and expected to continue doing so going forward. Based on recent performance, the Company reaffirms that expectation.

“We are pleased with the top-line results achieved by our Same-Property portfolio during May,” commented Marcel Verbaas, Chairman and Chief Executive Officer of Xenia. “Continued strength in leisure demand and the early signs of recovering corporate transient and group demand helped us exceed the occupancies achieved during the spring break season in March and April. We anticipate continued strong leisure business throughout the summer and are optimistic about meaningful improvement from the corporate and group segments this fall. We are excited about the recent recommencement of operations at Hyatt Regency Portland and that our entire 35-property portfolio is welcoming guests. We thank our operators and their associates at our hotels for their tireless efforts since the beginning of the pandemic which have allowed us to be positioned well for a robust recovery.”

Balance Sheet Update

•Notes Offering: The Company recently issued $500 million of 4.875% senior secured notes maturing in June 2029, enabling it to address all of its near-term debt maturities and expand liquidity. The Company’s next earliest debt maturity is in 2024. Inclusive of cash and cash equivalents and availability on its fully undrawn revolving credit facility, the Company has approximately $1.0 billion of liquidity. Specifically, the following debt has been repaid in full: $163.1 million balance on the revolving credit facility, $150 million term loan, and the $56.8 million mortgage loan collateralized by the Kimpton Hotel Palomar Philadelphia.

•Corporate Credit Facilities Amendments: The Company recently amended its bank agreements to improve transactional and operational flexibility as follows:
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◦Unrestricted ability to acquire properties, whether through existing or newly-raised funds or drawdowns on the revolving credit facility.
◦Extended covenant waiver by one quarter (through the first quarter of 2022). Continued modification of certain financial covenants for five quarters after the end of the waiver period (through the second quarter of 2023).
◦Limited mandatory prepayment requirements to only on the revolving credit facility and only if its outstanding balance were to be greater than $300 million.
◦Increased minimum liquidity covenant during the waiver period, from $100 million to $150 million, and eliminated minimum liquidity covenant after the waiver period.
◦Significantly increased capacity for ROI and other capital expenditures in 2022.

•Expanded ATM Program: Though the Company has not raised any capital through issuances of equity or equity-linked securities since utilizing its At-the-Market" ("ATM") Program in September 2018, the Company’s Board of Directors recently upsized the availability under the ATM Program to $200 million allowing for additional capital raise flexibility.

About Xenia Hotels & Resorts, Inc.

Xenia Hotels & Resorts, Inc. is a self-advised and self-administered REIT that invests in uniquely positioned luxury and upper upscale hotels and resorts with a focus on the top 25 U.S. lodging markets as well as key leisure destinations in the United States. The Company owns 35 hotels and resorts comprising 10,011 rooms across 15 states. Xenia’s hotels are in the luxury and upper upscale segments, and are operated and/or licensed by industry leaders such as Marriott, Hyatt, Kimpton, Fairmont, Loews, Hilton, and The Kessler Collection. For more information on Xenia’s business, refer to the Company website at www.xeniareit.com.

This press release contains statements as to the Company's beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995 and within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Examples of these statements include, but are not limited to, the status of operations or suspensions thereof at our hotel properties, the anticipated impact of the COVID-19 pandemic on travel, transient and group demand, the anticipated impact of the pandemic on our results of operations, and the resulting amount of cost-containment efforts. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These risks and uncertainties include, but are not limited to, the effects of the COVID-19 pandemic, including on the demand for travel, transient and group business (including, but not limited to, government-imposed travel or meeting restrictions), and levels of consumer confidence in the safety of travel as a result of the pandemic; the length of the COVID-19 pandemic and severity of such pandemic in the United States; the pace of economic recovery and the recovering of consumer confidence following the COVID-19 pandemic; our ability to implement cost-containment strategies; the adverse effects of the COVID-19 pandemic on our business or the market price of our common stock; and our ability to service, restructure or refinance our debt; our ability to be in compliance with our debt covenants; our ability to access capital on acceptable terms or at all and uncertainty in both the debt and equity capital markets; and the outcome of legal proceedings or other disputes. Other factors that could cause results to differ are described in the filings made from time to time by the Company with the U.S. Securities and Exchange Commission and include the risk factors and other risks and uncertainties described in the Company's Annual Report on Form 10-K for the year ended December 31, 2020, its Quarterly Reports on Form 10-Q for the quarter ended March 31, 2021 and its Current Reports on Form 8-K. Except as required by law, the Company does not undertake, and hereby disclaims, any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

For further information about the Company’s business and financial results, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the Company’s

SEC filings, including, but not limited to, its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, copies of which may be obtained at the Investor Relations section of the Company’s website at www.xeniareit.com.

All information in this press release is as of the date of this release. The Company undertakes no duty to update the statements in this press release to conform the statements to actual results or changes in the Company’s expectations.

Availability of Information on Xenia's Website

Investors and others should note that Xenia routinely announces material information to investors and the marketplace using U.S. Securities and Exchange Commission (SEC) filings, press releases, public conference calls, webcasts, and the Investor Relations section of Xenia's website. While not all the information that the Company posts to the Xenia website is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in Xenia to review the information that it shares at the Investor Relations link located on www.xeniareit.com. Users may automatically receive email alerts and other information about the Company when enrolling an email address by visiting "Email Alerts / Investor Information" in the "Corporate Overview" section of Xenia’s Investor Relations website at www.xeniareit.com.

Contact:

Atish Shah, Executive Vice President and Chief Financial Officer, Xenia Hotels & Resorts, (407) 246-8100

Non-GAAP Financial Measures

The Company considers the following non-GAAP financial measures to be useful to investors as key supplemental measures of our operating performance: Adjusted EBITDAre and Adjusted FFO. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income or loss, operating profit, cash from operations, or any other operating performance measure as prescribed per GAAP. Please refer to the Company's filings with the SEC and its earnings releases, which are available in the investor relations section of the Company’s website at www.xeniareit.com, for disclosure of the Company's net income, for reconciliations of Adjusted EBITDAre and Adjusted FFO to net income and for additional detail on the Company's use of non‐GAAP measures.

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